UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2024

RAPPORT THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42121	88-0724208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Rapport Therapeutics, Inc.

1325 Boylston Street, Suite 401

Boston, MA 02215

(Address of principal executive offices, including zip code)

(857) 321-8020

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RAPP	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 6, 2024, Rapport Therapeutics, Inc. (the “Company”) entered into Stock Purchase Agreements (the “Purchase Agreements”) with Sofinnova Venture Partners, XI, L.P. and affiliates of Goldman Sachs & Co. LLC (collectively, the “Purchasers”), including certain investment funds managed by Goldman Sachs & Co. LLC, each of which were existing stockholders of the Company, for the purchase of an aggregate of 1,058,824 shares of its common stock, par value $0.001 (“Common Stock”), at a per share price equal to the initial public offering (“IPO”) price of $17.00 per share, through a private placement financing (the “Private Placement”), which took place concurrently with the IPO of the Company’s Common Stock.

Goldman Sachs & Co. LLC, Jefferies LLC, TD Securities (USA) LLC and Stifel, Nicolaus & Company, Incorporated acted as placement agents (together, the “Placement Agents”) for the Private Placement, which closed on June 10, 2024. The Company entered into a letter agreement with the Placement Agents pursuant to which the Placement Agents agreed to act as placement agents for the Private Placement and the Company agreed to pay a placement agent fee equal to 7.0% of the total purchase price of the shares sold in the Private Placement.

Pursuant to the Purchase Agreement with Sofinnova Venture Partners XI, L.P. (“Sofinnova”), Sofinnova is entitled to certain registration rights. If, following the one year anniversary of the date of effectiveness of the Company’s IPO registration statement, the shares issued to Sofinnova in the Private Placement cannot be sold without restriction pursuant to Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), then upon Sofinnova’s request, received within 30 days of such anniversary, the Company has agreed to use commercially reasonable efforts to register such shares for resale on a registration statement on Form S-3 to be filed with the Securities and Exchange Commission. The Purchase Agreements also contain customary representations, warranties and agreements by the Company and the Purchasers.

The foregoing description of the Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The representations, warranties and covenants contained in the Purchase Agreements were made solely for the benefit of the parties to thereto and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreements are incorporated herein by reference only to provide investors with information regarding the terms thereof and not to provide investors with any other factual information regarding the Company or its business.

Item 3.02	Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information regarding the Common Stock sold in the Private Placement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Common Stock issued and sold in the Private Placement has not been registered under the Securities Act, or applicable state securities laws, and was issued and sold pursuant to Section 4(a)(2) of the Securities Act. Each of the Purchasers has represented that it is an “institutional accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act, and is acquiring the Common Stock for investment purposes only and not with a view to any public distribution or with any intention of selling, distributing or otherwise disposing of the Common Stock in a manner that would violate the registration requirements of the Securities Act. The Common Stock was offered without any general solicitation by the Company or its representatives.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Certification of Incorporation

As previously disclosed in the Registration Statement on Form S-1, as amended (File No. 333-279486) (the “Registration Statement”), of the Company, and in connection with the completion of the IPO, the Company filed its third amended and restated certificate of incorporation (the “Amended and Restated Certificate”) with the Secretary of State of the State of Delaware. The Company’s board of directors (the “Board”) and the Company’s stockholders previously approved the Amended and Restated Certificate to be filed in connection with, and to be effective immediately prior to, the completion of the IPO. The Amended and Restated Certificate amended and restated the Company’s second amended and restated certificate of incorporation, as amended, in its entirety to, among other things: (i) authorize 500,000,000 shares of Common Stock; (ii) eliminate all references to the previously-existing series of preferred stock; and (iii) authorize 10,000,000 shares of undesignated preferred stock that may be issued from time to time by the Board in one or more series.

The foregoing description of the Amended and Restated Certificate is qualified by reference to the full text of the Amended and Restated Certificate, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amendment and Restatement of Bylaws

In addition, as previously disclosed in the Registration Statement, the amended and restated bylaws of the Company (the “Amended and Restated Bylaws”), previously approved by the Board and the Company’s stockholders, became effective as of the effectiveness of the Registration Statement. The Amended and Restated Bylaws amended and restated the Company’s bylaws in their entirety to, among other things: (i) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting and call special meetings of stockholders; (ii) establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of the Company’s stockholders, including proposed nominations of persons for election to the Board; and (iii) conform to the amended provisions of the Amended and Restated Certificate.

The foregoing description of the Amended and Restated Bylaws is qualified by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Third Amended and Restated Certificate of Incorporation of Rapport Therapeutics, Inc.

3.2	Amended and Restated Bylaws of Rapport Therapeutics, Inc.

10.1	Form of Stock Purchase Agreement, by and among the Company and the Purchasers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rapport Therapeutics, Inc.

Date: June 10, 2024	By:	/s/ Abraham N. Ceesay
Abraham N. Ceesay, M.B.A.
Chief Executive Officer and Director